                                                                  Exhibit 10.347

                         ALLSTATE LIFE INSURANCE COMPANY
                         ALLSTATE PLAZA SOUTH, SUITE G5C
                           NORTHBROOK, ILLINOIS 60062


                                 August 19, 2004

Inland Western Southlake
 Limited Partnership
2901 Butterfield Road
Oakbrook, Illinois 60523

              Re:   Allstate Life Insurance Company
                    Loan No. 122520
                    Gateway Plaza Shopping Center
                    State Highway 114 & Southlake Boulevard
                    Southlake, Texas (the "Property")

Ladies and Gentlemen:

         Reference is made to our Commitment Letter dated August 13, 2004, as amended (the "Commitment") with respect to a $18,163,000 loan (the "Loan") to be evidenced by a Deed of Trust Note of even date herewith, payable to Allstate Life Insurance Company in the principal amount of the Loan (the "Note") and to be secured by a Leasehold Deed of Trust, Assignment of Leases, Rents and Contracts, Security Agreement and Fixture Filing of even date herewith (the "Deed of Trust") encumbering the Property. Initially capitalized terms used but not otherwise defined in this letter agreement (the "Letter Agreement") have the same meanings given them in the Deed of Trust.

         In consideration of your execution and delivery of the documents evidencing, securing or otherwise pertaining to the Loan (the "Loan Documents"), you (the "Borrower") and we (the "Lender") hereby agree as follows:

         1. RELATED AGREEMENT. This Letter Agreement shall constitute a Related Agreement.

         2.      IMPOUNDS. With regard to the provisions contained in Section
1.06 of the Deed of Trust requiring Borrower to deposit 1/12 of the annual amounts of real estate taxes, regular and special assessments and insurance premiums, Lender hereby agrees to defer collection of such monthly deposits for so long as (a) Borrower is the sole owner of the leasehold estate in the Property; and (b) no Event of Default exists under the Loan Documents and no condition or event exists which with notice, the passage of time, or both, would constitute an Event of Default; and (c) at Lender's election, Borrower either pays for a tax reporting service or Borrower promptly and consistently furnishes evidence that taxes and insurance are being currently paid.

         3. EARTHQUAKE INSURANCE. With regard to the provisions contained in Section 1.02 of the Deed of Trust requiring Borrower obtain earthquake insurance coverage on the Property,

Lender hereby agrees to waive such requirement until such time as such coverage is available at commercially reasonable rates and in Lender's reasonable opinion such coverage is generally required by other institutional lenders.

         4. BORROWER'S RIGHT TO TRANSFER THE PROPERTY. Notwithstanding the provisions contained in Section 1.08 and other applicable provisions of the Deed of Trust, Borrower shall have a one time right, provided there is no default or an event which, with notice or the passage of time, or both, could result in a default by Borrower under the Loan Documents, to assign, sell or transfer all of the Property (the "Permitted Transfer") to a party with experience, reasonably satisfactory to Lender, in managing property similar to the Property and whose financial condition is reasonably satisfactory to Lender ("Permitted Transferee"). The Permitted Transfer shall be further conditioned upon:

         (a) the payment by Borrower to Lender of a transfer fee equal to one percent of the outstanding principal balance of the Note (a nonrefundable $5,000 deposit toward such transfer fee shall be due at the time Borrower initially requests a Permitted Transfer, the balance of the transfer fee shall be due on the closing of the transaction);

         (b) the reimbursement of all of Lender's expenses, including legal fees, incurred in connection with the Permitted Transfer;

         (c) the Permitted Transferee and such general partners or principals of Permitted Transferee as Lender may request, assuming, in form and substance satisfactory to Lender, all obligations of Borrower under the Loan Documents, including, without limitation, the Environmental Indemnity Agreement, with the same degree of recourse liability as Borrower and subject to the same exculpatory provisions;

         (d) Lender's receipt of a title policy complying with the requirements of the Commitment, updated to the date of the Permitted Transfer, evidencing that such Permitted Transfer will not adversely affect Lender's first and prior lien on the Property or any other rights or interests granted to Lender under the Loan Documents;

         (e) Lender's receipt of opinions of counsel acceptable to Lender that all previous opinions, pertaining to Borrower are true with respect to the Permitted Transferee and the Permitted Transferee has duly assumed the Loan Documents, and same are valid and enforceable against Permitted Transferee and the Property; and that Borrower has the requisite power and authority to properly transfer the Property;

         (f) the Property having maintained a Debt Coverage Ratio of not less than 200 percent for the 12 month period ending 30 days before the date of the Permitted Transfer and the Property having a projected Debt Coverage Ratio for the next 12 months based on the most recently approved and certified financial statements and annual rent roll of not less than 200 percent;

         (g) the Permitted Transferee paying to Borrower at least 45 percent cash down payment on the date of the Permitted Transfer;

         (h) Lender's receipt and approval of the purchase and sale contract and copies of the proposed transfer documentation;

         (i) Lender's receipt and approval of the Permitted Transferee's resume and financial statements; and

         (j) Lender's receipt and approval of an updated MAI appraisal by an appraiser satisfactory to Lender (prepared at Borrower's expense) specifically confirming a loan to value ratio of no more than 55 percent.

         In addition, Borrower shall have the right, provided there is no default or an event which, with notice or the passage of time, or both, could result in a default by Borrower under the Loan Documents, to make a Permitted Transfer to INLAND WESTERN RETAIL REAL ESTATE TRUST, INC., a Maryland corporation ("Member"), the sole member of Inland Western Southlake GP, L.L.C., the general partner of Borrower, so long as (x) Borrower pays to Lender a transfer fee equal to $5,000, (y) the Member assumes, in form and substance satisfactory to Lender, all obligations of Borrower under the Loan Documents, including, without limitation, the Environmental Indemnity Agreement, with the same degree of recourse liability as Borrower and subject to the same exculpatory provisions, and (z) the conditions and requirements set forth in subparagraphs 4(b), (d) and (e) above are satisfied.

         Net Operating Income shall be certified to be true and correct by the managing general partner, manager or chief financial officer of Borrower.

         5. RIGHT TO CHANGE OWNERSHIP INTERESTS IN BORROWER. Notwithstanding the provisions contained in Section 1.08 and other applicable provisions of the Deed of Trust, so long as Member maintains its status as a Real Estate Investment Trust (a "REIT") any encumbrance, security interest or assignment or transfer of ownership of all types and classes of the shares of Member shall not constitute an improper encumbrance or transfer.

         6.      DAMAGE TO PROPERTY. With regard to the provisions contained in
Section 1.04(A) of the Deed of Trust requiring Borrower to notify Lender of damage to the Property, the cost threshold for notification shall be increased to One Hundred Thousand Dollars ($100,000). With regard to the provisions contained in Section 1.04(B) and 1.04(C) of the Deed of Trust regarding the estimated cost of restoration, the threshold amounts shall be increased to Two Hundred Fifty Thousand Dollars ($250,000).

         7. INSURANCE. Lender hereby approves the insurance evidenced by the certificates attached as EXHIBIT A hereto.

         8. PROPERTY MANAGER. Lender hereby approves INLAND SOUTHWEST MANAGEMENT CORP. as manager of the Property, subject to its execution of the letter attached as EXHIBIT B hereto.

         9. PURCHASE OPTION. Lender acknowledges that Borrower has an option to purchase (the "Option") the fee interest in the parcel referred to as "Tract II" in the Ground Lease, and that Borrower has exercised the Option. Simultaneous with Borrower's acquisition of fee simple title in Tract II (the "Acquisition"), Borrower and Lender shall execute and record, as applicable, amendments to the Loan Documents (collectively, the "Amendment Documents") necessary to reflect a conversion of Lender's first lien against Borrower's leasehold interest in the Property into a first lien deed of trust with respect to Tract II (the "Conversion"). In addition, simultaneous with the Acquisition, Borrower shall deliver to lender (i) a title insurance policy (or an endorsement to the title policy) in the form required by the Commitment, and insuring Lender's first lien priority against Borrower's fee simple interest in Tract II and Lender's continued first lien priority in the remainder of the Property; and
(ii) legal opinions reasonably acceptable to Lender; and Borrower's failure to so deliver these items and the Amendment Documents, shall constitute an Event of Default under the Loan Documents.

         10. REPAIR OBLIGATION. Borrower shall repair or resolve, or cause to be repaired or resolved, those items set forth on EXHIBIT C hereto (the "Repairs"), in a manner and with results that are reasonably satisfactory to Lender. Borrower's failure to effect the Repairs within one (1) year after the Disbursement Date, in a manner and with results that are reasonably satisfactory to Lender shall be an Event of Default under the Note, the Deed of Trust and other Related Agreements.

         11. RIGHTS PERSONAL TO BORROWER. This Letter Agreement shall be binding upon Borrower and its successors and assigns, except that the rights granted to Borrower in paragraphs 2 -- 9 of this Letter Agreement shall be personal to Borrower and shall not inure to the benefit of any subsequent owner of the Property. In the event Lender transfers all or any part of the Loan or any interest in the Loan Documents to any other person or entity, Lender agrees to notify such transferee(s) of the existence of this Letter Agreement and the fact that it is binding upon Lender's successors and assigns by delivering such transferee(s) a true, correct and complete copy of this Letter Agreement concurrently with such transfer accompanied by a letter of transmittal from Lender advising such transferee(s) of the binding nature of the provisions of this Letter Agreement. Lender will send a copy of its letter of transmittal and the enclosure to Borrower, and Borrower's name will be shown on the face of the original letter of transmittal as an addressee thereof.

                                   Very truly yours,

                                   ALLSTATE LIFE INSURANCE COMPANY,
                                   an Illinois insurance corporation


                                   By:  /s/ [ILLEGIBLE]
                                      ----------------------------------

                                   By:  /s/ [ILLEGIBLE]
                                      ----------------------------------
                                       Its Authorized Signatories

                                   Accepted and agreed:

                                   INLAND WESTERN SOUTHLAKE LIMITED
                                   PARTNERSHIP, an Illinois limited partnership

                                   By:  INLAND WESTERN SOUTHLAKE GP, L.L.C.
                                        a Delaware limited liability company
                                        Its general partner

                                        By: INLAND WESTERN RETAIL REAL ESTATE
                                            TRUST, INC., a Maryland corporation,
                                            Its sole member

                                            By:    /s/ [ILLEGIBLE]
                                                --------------------------------
                                            Its:   Asst Secretary
                                                --------------------------------

Dated: August 19,2004

                                    EXHIBIT A

                             INSURANCE CERTIFICATES

ACORD(TM) EVIDENCE OF COMMERCIAL PROPERTY INSURANCE            DATE (MM/DD/YYYY)
                                                               08/30/04

THIS IS EVIDENCE THAT INSURANCE AS IDENTIFIED BELOW HAS BEEN ISSUED, IS IN FORCE, AND CONVEYS ALL THE RIGHTS AND PRIVILEGES AFFORDED UNDER THE POLICY.

PRODUCER NAME, CONTACT            PHONE (A/C. No. Ext): 1-630-773-3800
PERSON AND ADDRESS                FAX (A/C. No):        1-630-285-4021
                                  E-MAIL ADDRESS:       michele_moore-IL@ajg.com
Attn:  Michele Moore
Arthur J. Gallagher & Co.
Two Pierce Place
Itasca, IL 60143-3141

CODE:                                  SUB CODE:

AGENCY CUSTOMER ID #:

NAMED INSURED AND ADDRESS
Inland Western Southlake Limited Partnership, an Illinois limited partnership
c/o Inland Western Retail Real Estate Trust, Inc.
2901 Butterfield Road
Oak Brook, IL 60523


COMPANY NAME AND ADDRESS                                     NAIC NO: 24767

St Paul Fire & Marine Ins Co


             IF MULTIPLE COMPANIES, COMPLETE SEPARATE FORM FOR EACH


LOAN NUMBER                    POLICY NUMBER
122-520                        CK01206068

EFFECTIVE DATE                 EXPIRATION DATE        / / CONTINUED UNTIL
12/08/03                       12/08/04                   TERMINATED IF CHECKED


ADDITIONAL NAMED INSURED(S)            THIS REPLACES PRIOR EVIDENCE DATED:

PROPERTY INFORMATION (Use additional sheets if more space is required)

LOCATION/DESCRIPTION
Property Name: Gateway Plaza-Southlake, TX, 2900-3100 Southlake Boulevard, Southlake, TX 76092

COVERAGE INFORMATION

CAUSE OF LOSS FORM

/ / BASIC

/ / BROAD

/X/ SPECIAL

/ / OTHER

COMMERCIAL PROPERTY COVERAGE AMOUNT OF INSURANCE: $ 100,000,000

DED: 10,000

                                                     YES  NO
                                                     ---  --
BUSINESS INCOME/RENTAL VALUE                         /X/      If YES,  LIMIT: 6,906,672  /X/ Actual Loss Sustained  # of months: 12
BLANKET COVERAGE                                     /X/      If YES, indicate amount of insurance on properties
                                                              identified above: $26,800,000
TERRORISM COVERAGE                                   /X/      Attach signed Disclosure Notice / DEC
   IS COVERAGE PROVIDED FOR "CERTIFIED ACTS" ONLY?   /X/      If YES,  SUB LIMIT: Included      DED: 10,000
   IS COVERAGE A STAND ALONE POLICY?                      /X/ If YES,      LIMIT:               DED:
   DOES COVERAGE INCLUDE DOMESTIC TERRORISM?         /X/      If YES,  SUB LIMIT: Included      DED: 10,000
COVERAGE FOR MOLD                                    /X/      If YES,      LIMIT: 25,000        DED: 10,000
MOLD EXCLUSION (If "YES", specify organization's     /X/       G0492
  form used)
REPLACEMENT COST                                     /X/
AGREED AMOUNT                                        /X/
COINSURANCE                                               /X/ If YES,          %
EQUIPMENT BREAKDOWN (If Applicable)                       /X/ If YES,      LIMIT:               DED:
LAW AND ORDINANCE - Coverage for loss to
                    undamaged portion of building    /X/      If YES,      LIMIT: 2,500,000     DED: 10,000
                  - Demolition Costs                 /X/      If YES,      LIMIT: 2,500,000     DED: 10,000
                  - Incr. Cost of Construction       /X/      If YES,      LIMIT: 2,500,000     DED: 10,000
EARTHQUAKE (If Applicable)                           /X/      If YES,      LIMIT: SeeAddendum   DED: SeeAddendum
FLOOD (If Applicable)                                /X/      If YES,      LIMIT: SeeAddendum   DED: SeeAddendum
WIND / HAIL (If Separate Policy)                     /X/      If YES,      LIMIT: Included      DED: SeeAddendum
PERMISSION TO WAIVE SUBROGATION PRIOR TO LOSS        /X/

REMARKS - Including Special Conditions (Use additional sheets if more space is required)

Allstate Life Insurance Co., ISAOA is shown as mortgagee solely with respect to property coverage and a loss payee solely with respect to loss of rents coverage as evidenced herein as required by written contract with respect to the premises as shown above under loan number 122-520.

CANCELLATION

THE POLICY IS SUBJECT TO THE PREMIUMS, FORMS, AND RULES IN EFFECT FOR EACH POLICY PERIOD. SHOULD THE POLICY BE TERMINATED, THE COMPANY WILL GIVE THE ADDITIONAL INTEREST IDENTIFIED BELOW 30 DAYS WRITTEN NOTICE, AND WILL SEND NOTIFICATION OF ANY CHANGES TO THE POLICY THAT WOULD AFFECT THAT INTEREST, IN ACCORDANCE WITH THE POLICY PROVISIONS OR AS REQUIRED BY LAW.

ADDITIONAL INTEREST

NAME AND ADDRESS                        LENDER SERVICING AGENT NAME AND ADDRESS

Allstate Life Insurance Co., ISAOA
c/o Holliday Fenoglio Fowler, LP

Mail Code NC1-005-22-04
121 Trade Street
Charlotte, NC 28202
USA

/X/ MORTGAGEE                           AUTHORIZED REPRESENTATIVE

/X/ LOSS PAYEE                          /s/ [ILLEGIBLE]


ACORD 28 (2003/10) michele                            (C) ACORD CORPORATION 2003
                   2057646

                         Powered By CERTIFICATESNOW(TM)

                         ADDENDUM TO ACORD 25 (2003/10)


TOTAL LOSS LIMIT INCLUDES:  Real Property, Personal Property, Loss of
                            Rents and Terrorism


ADDITIONAL COVERAGE INFORMATION:

Flood Zone B: $10,000,000 limit subject to 2% of total insurable value or
                                  $100,000 per location deductible

Flood Zone C: $15,000,000 limit subject to a $25,000 deductible

Earthquake - excluding the State of California:

MMI Zones 1-6: $15,000,000 limit subject to a $25,000 deductible

MMI Zones 7-9: $10,000,000 limit subject to 2% of total insurable value or
                                  $200,000 deductible

MMI Zones 10-12: $5,000,000 limit subject to 5% of total insurable value or
                                  $500,000 deductible

Windstorm under 1 mile from coast: No Coverage

Windstorm 1-25 miles from the Gulf of Mexico or Atlantic Coast: 2% of total insurable value or $10,000 deductible

Hail deductible: 2% of building and rents total insurable value or $50,000 deductible per location

ACORD(TM) CERTIFICATE OF LIABILITY INSURANCE                   DATE (MM/DD/YYYY)
                                                               08/30/04

PRODUCER                                   1-630-773-3800

Arthur J. Gallagher & Co.
Two Pierce Place
Itasca, IL 60143-3141
Attn: Michele Moore

INSURED
Inland Western Southlake Limited Partnership, an Illinois limited partnership
c/o Inland Western Retail Real Estate Trust, Inc.
2901 Butterfield Road
Oak Brook, IL 60523

THIS CERTIFICATE IS ISSUED AS A MATTER OF INFORMATION ONLY AND CONFERS NO RIGHTS UPON THE CERTIFICATE HOLDER. THIS CERTIFICATE DOES NOT AMEND, EXTEND OR ALTER THE COVERAE AFFORDED BY THE POLICIES BELOW.

INSURERS AFFORDING COVERAGE                          NAIC #
INSURER A:   National Surety Corp                    21881
INSURER B:   St Paul Fire & Marine Ins Co            24767
INSURER C:
INSURER D:
INSURER E:

COVERAGES

THE POLICIES OF INSURANCE LISTED BELOW HAVE BEEN ISSUED TO THE INSURED NAMED ABOVE FOR THE POLICY PEROID INDICATED. NOTWITHSTANDING ANY REQUIREMENT, TERM OR CONDITION OF ANY CONTRACT OR OTHER DOCUMENT WITH RESPECT TO WHICH THIS CERTIFICATE MAY BE ISSUED OR MAY PERTAIN, THE INSURANCE AFFORDED BY THE POLICIES DESCRIBED HEREIN IS SUBJECT TO ALL THE TERMS, EXCLUSIONS AND CONDITIONS OF SUCH POLICIES. AGGREGATE LIMITS SHOWN MAY HAVE BEEN REDUCED BY PAID CLAIMS.

INSR  ADD'L                                                        POLICY EFFECTIVE  POLICY EXPIRATION
LTR   INSRD       TYPE OF INSURANCE               POLICY NUMBER     DATE (MM/DD/YY)   DATE (MM/DD/YY)              LIMITS
----  -----  ---------------------------------  -----------------  ----------------  ----------------- -----------------------------
 B           GENERAL LIABILITY                  CK01206068             12/08/03          12/08/04      EACH OCCURRENCE  $  1,000,000
                                                                                                       DAMAGE TO RENTED
             /X/ COMMERCIAL GENERAL LIBILITY                                                           PREMISES (Ea
                                                                                                       occurence)       $     50,000
             / / / / CLAIMS MADE /X/ OCCUR                                                             MED EXP (Any one
                                                                                                       person)          $      1,000
             / / ________________________                                                              PERSONAL & ADV
                                                                                                       INJURY           $  1,000,000
             / / ________________________                                                              GENERAL
                                                                                                       AGGREGATE        $  2,000,000
             GEN'L AGGREGATE LIMIT APPLIES PER:                                                        PRODUCTS - COMP/
             / / POLICY  / / PROJECT   /X/ LOC                                                         OP AGG           $  1,000,000

             AUTOMOBILE LIABILITY                                                                      COMBINED SINGLE
             / / ANY AUTO                                                                              LIMIT
                                                                                                       (Ea accident)    $
             / / ALL OWNED AUTOS                                                                       BODILY INJURY
             / / SCHEDULED AUTOS                                                                       (Per person)     $
             / / HIRED AUTOS                                                                           BODILY INJURY
             / / NON-OWNED AUTOS                                                                       (Per accident)   $
             / /_________________________                                                              PROPERTY DAMAGE
             / /                                                                                       (Per accident)   $
                                                                                                       AUTO ONLY - EA
             GARAGE LIABILITY                                                                          ACCIDENT         $
                                                                                                                EA ACC  $
             / / ANY AUTO                                                                              OTHER THAN  AGG  $
             / /                                                                                       AUTO ONLY


 A           EXCESS/UMBRELLA LIABILITY          XEK85878874            12/08/03          12/08/04      EACH OCCURRENCE  $ 25,000,000
             /X/ OCCUR / / CLAIMS MADE                                                                 AGGREGATE        $ 25,000,000
                                                                                                                        $
             / / DEDUCTIBLE                                                                                             $
             / / RETENTION      $                                                                                       $

      WORKERS COMPENSATION AND                                                                         / / WC     / /
      EXPLOYERS' LIABILITY                                                                             STATUTORY  OTHER
                                                                                                       LIMITS

      ANY PROPRIETOR/PARTNER/EXECUTIVE  INCL                                                           E.L. EACH
                                                                                                       ACCIDENT         $
      OFFICER/MEMBER EXCLUDED?         EXCL                                                            E.L. DISEASE -
                                                                                                       EA EMPLOYEE      $
      If yes, describe under                                                                           E.L. DISEASE -
      SPECIAL PROVISIONS below                                                                         POLICY LIMIT     $

      OTHER

DESCRIPTION OF OPERATIONS / LOCATIONS / VEHICLES / EXCLUSIONS ADDED BY ENDORSEMENT / SPECIAL PROVISIONS

Property Name: Gateway Plaza - Southlake, TX, 2900-3100 Southlake Boulevard, Southlake, TX 76092 Allstate Life Insurance Co., ISAOA is shown as an additional insured solely with respect to general liability coverage as evidenced herein as required by written contract with respect to the premises as shown above under loan number 122-520.

CERTIFICATE HOLDER

Allstate Life Insurance Co., ISAOA
c/o Holliday Fenoglio Fowler, LP

Mail Code NC1-005-22-04
121 Trade Street
Charlotte, NC 28202
USA

CANCELLATION

SHOULD ANY OF THE ABOVE DESCRIBED POLICIES BE CANCELLED BEFORE THE EXPIRATION DATE THEREOF, THE ISSUING INSURER WILL ENDEAVOR TO MAIL 30 DAYS WRITTEN NOTICE TO THE CERTIFICATE HOLDER NAMED TO THE LEFT, BUT FAILURE TO DO SO SHALL IMPOSE NO OBLIGATION OR LIABILITY OF ANY KIND UPON THE INSURER, ITS AGENTS OR REPRESENTATIVES.

AUTHORIZED REPRESENTATIVE
                                 /s/ [ILLEGIBLE]

ACORD 25 (2001/08) michele                            (C) ACORD CORPORATION 2003
                   2057638

                         Powered By CERTIFICATESNOW(TM)

                                    IMPORTANT

If the certificate holder is an ADDITIONAL INSURED, the policy(ies) must be endorsed. A statement on this certificate does not confer rights to the certificate holder in lieu of such endorsement(s).

If SUBROGATION IS WAIVED, subject to the terms and conditions of the policy, certain policies may require an endorsement. A statement on this certificate does not confer rights to the certificate holder in lieu of such endorsement(s).

                                   DISCLAIMER

The Certificate of Insurance on the reverse side of this form does not constitute a contract between the issuing insurer(s), authorized representative or producer, and the certificate holder, nor does it affirmatively or negatively amend, extend or alter the coverage afforded by the policies listed thereon.

ACORD 25 (2001/08)

                                    EXHIBIT B

                             PROPERTY MANAGER LETTER

                        INLAND SOUTHWEST MANAGEMENT CORP.

                                 August 19, 2004

Allstate Life Insurance Company
Allstate Plaza South, Suite G5C
3075 West Sanders Road
Northbrook, Illinois 60062
Attention: Commercial Mortgage Division

             Re:  Allstate Life Insurance Company
                  Loan No. 122520
                  Gateway Plaza Shopping Center
                  State Highway 114 & Southlake Boulevard
                  Southlake, Texas (the "Property")

Ladies and Gentlemen:

         The undersigned ("Manager") is the current property manager of the Property pursuant to that certain Management Agreement (the "Agreement") dated July 21, 2004, by and between INLAND WESTERN SOUTHLAKE LIMITED PARTNERSHIP, An Illinois limited partnership ("Owner") and Manager. In consideration of your making the Loan to Owner (Manager being an affiliate of Owner), Manager acknowledges and agrees to the following:

         1. Allstate, in its sole discretion, may terminate the Agreement by notice to Manager upon acquisition by Allstate of title to the Property by foreclosure, deed in lieu of foreclosure, or other transfer of the Property or upon Allstate otherwise obtaining possession of the Property by any lawful means. Upon the appointment of a receiver or court appointed officer, either Allstate or such receiver or officer may terminate the Agreement in its sole discretion by notice to Manager.

         2. Manager waives any right to create a lien against the Property to secure payment of unpaid management fees.

         3. Upon the occurrence of, and during the continuation of, a default under any of the documents evidencing the Loan which has not been cured in Allstate's sole judgment, all management fees paid or payable to Manager thereafter shall be subordinate to amounts owed to Allstate under such Loan documents.

         4. Upon the occurrence of, and during the continuation of, a default under any of the documents evidencing the Loan which has not been cured in Allstate's sole judgment, all management fees and other sums received by Manager thereafter in connection with management of the Property shall be held in trust for the benefit of Allstate.

         5. Until Allstate elects to terminate the Agreement as provided herein, Manager will perform all of its obligations, covenants, conditions and agreements under the Agreement for the benefit of Allstate and its successors and assigns, so long as Allstate performs the duties and obligations of Owner under the Agreement accruing after the date Allstate exercises its rights under the Deed of Trust.

                                             INLAND SOUTHWEST MANAGEMENT CORP.


                                             By:
                                                --------------------------
                                                 Its
                                                    ----------------------

                                    EXHIBIT C

                                     REPAIRS

1. Fill eroded hole with cement grout at the base of the wall along the east side of Suite 3030 and re-grade common grassed area to promote drainage away from the building.

2.   Replace the damaged section of downspout behind Suite 2915.

3. Install a storm drain at low lying area of concrete pavement behind Suite 2905 and connect to existing storm water sewer system.

4. Install an underground French Drain system in Kohl's parking lot to mitigate groundwater seepage across pavement surface.

5. Seal approximate 1-inch gap between sidewalk and curb line along the southwest side of Suite 2900.

6. Seal the cracks in the retaining wall south of Kohl's (Gateway Drive) and monitor for additional movement.

7. Retain a roof consultant to provide a detailed inspection and recommend repairs to the leaking roof systems atop Michael's, Mattress Firm, Old Navy, T.J. Maxx, Rack Room, Ulta, Calico Comers, and Fitness Headquarters.

8. Start up roof-top air conditioning systems to verify operation in Suites 2905, 2915, and 2960-140.

9. Install roof-top air conditioning systems atop Suite Nos. 2911 (9,000 SF) and 2810 (2,000 SF).

10.  Repair "yellow tagged" fire sprinkler systems in Suite 2901 and 2930.